Exhibit 10.1


                              SECOND AMENDMENT TO
                              -------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


         This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of January 20, 2005 (the "SECOND AMENDMENT"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("PARENT BORROWER"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "SUBSIDIARY BORROWER" and collectively the "SUBSIDIARY BORROWERS"; and together with the Parent Borrower, the "BORROWERS"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "LENDERS"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "COLLATERAL AGENT") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004 and as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004 (together, the "CREDIT AGREEMENT"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000; and

         WHEREAS, the Borrowers and the Lenders desire to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Second Amendment are used as defined in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

         2.1 Section 2.2(c) of the Credit Agreement is hereby amended by deleting the text "Section 5.1(f)" and substituting therefor the text "Section 5.1(g)".

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         2.2  Section 4.2(h) of the Credit Agreement is hereby amended by deleting the date "January 20, 2005" and substituting therefor the date "May 28, 2005".

         2.3 Section 5.1(g) of the Credit Agreement is hereby amended as follows:

              2.3.1 by deleting the date "January 20, 2005" and substituting therefor the date "May 28, 2005"; and

              2.3.2 by deleting the text "Section 5.1(h)" and substituting therefor the text "Section 5.1(i)".

         2.4 Section 5.1(h) of the Credit Agreement is hereby amended by deleting the date "January 20, 2005" and substituting therefor the date "May 28, 2005".

         2.5 Section 5.1(i) of the Credit Agreement is hereby amended as follows:

              2.5.1 by deleting the date "March 5, 2005" and substituting therefor the date "August 20, 2005"; and

              2.5.2 by deleting the date "April 19, 2005" and substituting therefor the date "October 4, 2005".

         2.6 Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during any fiscal quarter of the Borrowers, commencing with the fiscal quarter ending March 5, 2005, in an aggregate amount in excess of the amount specified opposite such fiscal quarter; provided that if the amount of Capital Expenditures that are made during the fiscal quarter ending March 5, 2005 is less than the amount thereof that is permitted to be made during such fiscal quarter, the unused portion thereof may be carried forward to and made during the fiscal quarter ending May 28, 2005:

          Fiscal Quarter Ending                   Maximum Capital Expenditures
          ---------------------                   ----------------------------
                                                           (millions)
              March 5, 2005                                  $12.5
              May 28, 2005                                     9.4

         Thereafter, each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during any fiscal quarter, commencing with the fiscal quarter ending August 20, 2005, in an aggregate amount in excess of an amount to be satisfactory to the Administrative Agent and which shall be based upon the Budget.

                                       2
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         2.7  Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

         As of the end of each fiscal period of the Borrowers, commencing with the fiscal period beginning January 9, 2005, the Borrowers will not permit cumulative Consolidated EBITDA for each fiscal period beginning January 9, 2005 and ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:

             Fiscal Period Ending           Cumulative Consolidated EBITDA
             --------------------           ------------------------------
                                                      (millions)

               February 5, 2005                         $ 0.5
               March 5, 2005                              0.5
               April 2, 2005                             (2.5)
               April 30, 2005                            (5.5)
               May 28, 2005                              (0.5)

         Thereafter, as of the end of each fiscal period of the Borrowers, commencing with the fiscal period beginning May 29, 2005, the Borrowers will not permit cumulative Consolidated EBITDA for each fiscal period beginning May 29, 2005 and ending in each case on the last day of each fiscal period thereafter to be less than an amount to be satisfactory to the Administrative Agent and which shall be based upon the Budget.

         2.8 Section 9.18(a)(iii) of the Credit Agreement is hereby amended by deleting the text "the date which is one hundred fifty (150) days after the Closing Date" and substituting therefore the text "May 28, 2005".

         Section 3. Effectiveness. The effectiveness of this Second Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Second Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of (A) an amendment fee to the Administrative Agent for the respective accounts of the Lenders voting in favor of this Second Amendment in the amount of five (5) basis points of such Lenders' Commitments, and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Agreement. The "EFFECTIVE Date" shall mean the first Business Day on which the foregoing condition is fully satisfied.

         Section 4. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

         4.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         4.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Second Amendment.

         Section 5. Choice of Law. THIS SECOND AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 6. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Second Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         Section 8. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Second Amendment.


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                                       4
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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:

                                   INTERSTATE BAKERIES CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   BAKER'S INN QUALITY BAKED GOODS, LLC


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   IBC SALES CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO

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                                   IBC SERVICES, LLC


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   IBC TRUCKING, LLC


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   INTERSTATE BRANDS CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO



                                   NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                                   By: /s/ Ronald B. Hutchison
                                       -----------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: EVP and CFO

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                                   LENDERS:

                                   JPMORGAN CHASE BANK, N.A.
                                   Individually and as Administrative Agent and Collateral Agent


                                   By: /s/ Susan E. Athens
                                       -----------------------------------------
                                       Name:  Susan E. Athens
                                       Title: Managing Director